SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 28, 2003

ATLANTIS PLASTICS, INC

(Exact Name of Registrant as Specified in its Charter)

FLORIDA	001-09487	06-1088270

(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

1870 The Exchange, Suite 200, Atlanta, Georgia	30339

(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 497-7659

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7(c). Exhibits

Exhibit (99)	Press Release of Atlantis Plastics, Inc, dated April 28, 2003, reporting Atlantis Plastics’ financial results for the first quarter of 2003

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

On April 28, 2003, Atlantis Plastics, Inc. issued a press release setting forth its first quarter 2003 earnings. A copy of Atlantis Plastics’ press release is attached hereto as Exhibit (99) and hereby incorporated herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLANTIS PLASTICS, INC. (Registrant)

Date: April 28, 2003	By:	/s/ Anthony F. Bova ANTHONY F. BOVA President and Chief Executive Officer

Date: April 28, 2003	By:	/s/ Paul G. Saari PAUL G. SAARI Senior Vice President, Finance and Chief Financial Officer